Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31
*CUSIP:       21988G619     Class     A-1
              21988GBD7     Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending March 1, 2010.

INTEREST ACCOUNT
----------------


Balance as of September 1, 2009..............................             $0.00
         Scheduled Income received on securities.............       $572,687.50
         Unscheduled Income received on securities...........             $0.00

LESS:
         Distribution to Class A-1 Holders...................      -$507,237.50
         Distribution to Class A-2 Holders...................       -$65,450.00
         Distribution to Depositor...........................            -$0.00
         Distribution to Trustee.............................            -$0.00
Balance as of March 1, 2010..................................             $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of September 1, 2009..............................             $0.00
         Scheduled Principal received on securities..........             $0.00

LESS:
         Distribution to Holders.............................            -$0.00
Balance as of March 1, 2010..................................             $0.00


                 UNDERLYING SECURITIES HELD AS OF March 1, 2010

           Principal
             Amount                   Title of Security
           ---------                  -----------------
          $13,090,000           Toys "R" Us, Inc. 8.75% Debentures due
                                September 1, 2021
                                *CUSIP:        892335AC4

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.